PROFIT-SHARING BONUS PLAN -- C96                                  EXHIBIT 10.r

POLICY
------

CERTAIN EXEMPT EMPLOYEES OF THE CORPORATION AND ITS SUBSIDIARIES SHALL BE GIVEN CONSIDERATION FOR PAYMENT UNDER THE CORPORATION'S PROFIT SHARING BONUS PLAN PROVIDED THEY HAVE COMPLETED SIX (6) MONTHS OF SERVICE BY CALENDAR YEAR
END.

PAYMENTS WILL BE CONSIDERED ON THE BASIS OF CORPORATE AND HUFFY COMPANY FINANCIAL RESULTS AND, FOR SOME POSITIONS, INDIVIDUAL PERFORMANCE AGAINST OBJECTIVES.


THE SCHEDULES SET FORTH BELOW ARE GUIDELINES ONLY AND PAYMENTS MAY BE MODIFIED OR OMITTED BY MANAGEMENT, OR BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS, IN THEIR SOLE DISCRETION.


PAYMENTS SHALL BE MADE ONLY TO EMPLOYEES WITH AT LEAST "MEETS SOME BUT NOT ALL PERFORMANCE REQUIREMENTS" JOB EVALUATION.

FINANCIAL BONUS
---------------
                                                     Bonus opportunity as a % of
I.  Basis and Level of Awards                            Actual Base Salary
    -------------------------                       -----------------------------
                                                    Min.       Target        Max.
                                                    ---        ------        ---
A.  Chairman and President
    ----------------------

    Corporate E.P.S. vs. PP                           0         20.0%       40.0%
    Corporate RONA vs. PP                             0         20.0%       40.0%
                                                    -----       -----       -----
                                                      0%        40.0%       80.0%

B.  Other Corporate Officers
    ------------------------

    Corporate E.P.S. vs. PP                           0        12.00%       24.0%    (REV.)
    Corporate RONA vs. PP                             0        12.00%       24.0%    (REV.)
                                                    -----       -----       -----
                                                      0%       24.00%       48.0%

C.  Huffy Company Heads
    -------------------

    1.   HBC, HSC, HSF, TTH and WIS

         Huffy Company RONA vs. PP                    0         12.0%       24.0%
         Huffy Company EBIT vs.  PP                   0         12.0%       24.0%
                                                    -----       -----       -----
                                                      0%        24.0%       48.0%

C.  Huffy Company Heads (Cont'd)                               Min.       Target         Max.
    -------------------                                        ---        ------         ---
    2.   GBPC
         Huffy  Company  (without  GWPC)
           RONA vs.  PP                                         0         9.6%        19.2%
         GWPC RONA vs. PP                                       0         2.4%         4.8%
         Huffy Company (without GWPC) EBIT vs. PP               0         9.6%        19.2%
         GWPC EBIT vs. PP                                       0         2.4%         4.8%
                                                               ---       ------       -----
                                                                0%       24.0%        48.0%

D.  Huffy Company Staffs
    --------------------
    1.   HBC, HSC, WIS, TTH and HSF

         Huffy  Company  RONA vs.  PP                           0         6.0%        12.0%
         Huffy Company EBIT vs. PP                              0         6.0%        12.0%
                                                               ---       ------       -----
                                                                0%       12.0%        24.0%

    2.   GWPC Vice President & General Manager

         GWPC EBIT vs.  PP                                      0         6.0%        12.0%
         GWPC RONA vs. PP                                       0         6.0%        12.0%
                                                               ---       ------       -----
                                                                0%       12.0%        24.0%

    3.   GBPC Staff (excluding GWPC V.P./General Manager)

         Huffy Company (without GWPC) EBIT vs. PP               0         4.8%         9.6%
         Huffy Company (without GWPC) RONA vs. PP               0         4.8%         9.6%
         GWPC RONA vs. PP                                       0         1.2%         2.4%
         GWPC EBIT vs. PP                                       0         1.2%         2.4%
                                                               ---       ------       -----
                                                                0%       12.0%        24.0%

E.  Corporate Exempt
    ----------------

    1.   Positions with 700 or more Hay points

         Corporate E.P.S. vs. PP                                 0        6.0%        12.0%
         Corporate RONA vs. PP                                   0        6.0%        12.0%
                                                               ---       ------       -----
                                                                 0%      12.0%        24.0%

E.  Corporate Exempt (Cont'd)                                  Min.       Target         Max.
    ----------------                                           ---        ------         ---
    2.   Positions with less than 700 Hay points

                 Corporate E.P.S. vs. PP                         0%        4.0%          8.0%
                 Corporate RONA vs. PP                           0%        4.0%          8.0%
                                                               ----      ------        ------
                                                                 0%        8.0%         16.0%

F.  Other Exempt
    ------------

    1.   Huffy Company Exempt (except HSF Exempt;
         GBPC Exempt; GWPC Exempt; WIS Field
         Management (see Policy 701-B for WIS Field
         Management personnel) and Exempt; TTH
         Canadian District Sales Manager and TTH
         Wood Mills Exempt Employees)
                                                                                                    (REV.)

         Huffy Company EBIT vs.  PP                              0%        5.0%        10.0%
         Huffy Company RONA vs. PP                               0%        5.0%        10.0%
                                                               ----      ------        -----
                                                                 0%       10.0%        20.0%

    2.   HSF District Managers

         District Gross Field Profit % vs. PP                    0         2.5%         5.0%        (REV.)
         District Gross Field Profit $ vs. PP                    0         2.5%         5.0%        (REV.)
         Huffy Company EBIT vs. PP                               0         2.5%         5.0%
         Huffy Company RONA vs. PP                               0         2.5%         5.0%
                                                               ----      ------        -----
                                                                 0%       10.0%        20.0%

    3.   HSF Area Managers

         Area Gross Field Margin % vs. PP                        0         2.5%         5.0%        (REV.)
         Area Gross Field Margin $ vs.  PP                       0         5.0%         5.0%        (REV.)
         Huffy Company EBIT vs. PP                               0         2.5%         5.0%
         Huffy Company RONA vs. PP                               0         2.5%         5.0%
                                                               ----      ------        -----
                                                                 0%       10.0%        20.0%

    4.   HSF Other Exempt

         Huffy Company EBIT vs. PP                               0         5.0%        10.0%
         Huffy Company RONA vs. PP                               0         5.0%        10.0%
                                                               ----      ------        -----
                                                                 0%       10.0%        20.0%

                                                               Min.      Target         Max.
                                                               ----      ------         ----
5.   GBPC Financial Staff (including
     all Denver-based MIS, Credit and
     Accounting employees except for MIS
     LAN  Administrator and Cost Accountant)

     Huffy Company (without GWPC) EBIT vs. PP                   0          4.0%          8.0%
     Huffy Company (without GWPC) RONA vs. PP                   0          4.0%          8.0%
     GWPC RONA vs. PP                                           0          1.0%          2.0%
     GWPC EBIT vs. PP                                           0          1.0%          2.0%
                                                               ----      ------        ------
                                                                0%        10.0%         20.0%

6.   GBPC Director - Sales, GBPC Director -
     Marketing, GBPC Director - International
     Sales and Marketing, GBPC Sales
     Administrator, GBPC Consumer Relations
     Supervisor, GBPC Sales Managers, GBPC
     Customer Service Manager, GBPC Business
     Line Manager for GWPC, GBPC Manager of
     Design

     Huffy Company (without GWPC) EBIT vs. PP                   0          4.0%          8.0%
     Huffy Company (without GWPC) RONA vs. PP                   0          4.0%          8.0%
     GWPC RONA vs. PP                                           0          1.0%          2.0%
     GWPC EBIT vs. PP                                           0          1.0%          2.0%
                                                               ----      ------        ------
                                                                0%        10.0%         20.0%

7.   Other GBPC Exempt

     Huffy Company (without GWPC) EBIT vs. PP                   0          5.0%         10.0%
     Huffy Company (without GWPC) RONA vs. PP                   0          5.0%         10.0%
                                                               ----      ------        ------
                                                                0%        10.0%         20.0%

8.   GWPC Exempt

     GWPC EBIT vs.  PP                                          0          5.0%         10.0%
     GWPC RONA vs. PP                                           0          5.0%         10.0%
                                                               ----      ------        ------
                                                                0%        10.0%         20.0%

                                                                   Min.       Target         Max.
                                                                   ---        ------         ---
9.   TTH Canadian District Sales Manager

     Net Sales $ vs.  Sales Objective $*                            0%         10.0%        20.0%
                                                                   ---        ------        -----
                                                                    0%         10.0%        20.0%

* Threshold payment of 2% applies when 90% of pre-established Sales Objective $ are attained, 10% when 100% of Sales Objective $ are attained, and 20% when 110% of Sales Objective $ are obtained.


10.   TTH Wood Mills Exempt                                                                              (REV.)

      Huffy Company EBIT vs. PP                                     0          5.0%         10.0%*       (REV.)
      Huffy Company RONA vs. PP                                     0          5.0%         10.0%*       (REV.)
      Huffy Company Gainsharing Plan                                0            --         12.0%*       (REV.)
                                                                   ---        ------        -----
                                                                    0%        10.0%         20.0%*       (REV.)

* Either category of bonus payment may pay up to the maximum award shown, but                            (REV.)
  the maximum total bonus  payable shall not exceed 20.0%.                                               (REV.)

11. All WIS exempt positions with Manager or Director titles (excluding WIS National Account
      Manager; WIS National Sales Manager; and
      WIS Field Management Personnel)

      Huffy Company EBIT vs. PP                                     0          5.0%         10.0%
      Huffy Company RONA vs. PP                                     0          5.0%         10.0%
                                                                   ---        ------        -----
                                                                    0         10.0%         20.0%

12.   WIS National Account Manager

      Huffy Company EBIT vs. PP                                     0          5.0%         10.0%        (REV.)
      Huffy Company RONA vs. PP                                     0          5.0%         10.0%        (REV.)
                                                                   ---        ------        -----
                                                                    0%        10.0%         20.0%

13.   Other WIS Exempt and WIS Service
      Managers, and WIS Managers in
      Training (excluding WIS Field
      Management; WIS National Account                                                                   (REV.)
      Manager and WIS National Sales                                                                     (REV.)
      Manager                                                                                            (REV.)


                                                                         Min.       Target         Max.
                                                                         ---        ------         ---
      Huffy Company EBIT vs.  PP                                          0          2.5%         5.0%
      Huffy Company RONA vs. PP                                           0          2.5%         5.0%
                                                                         ---        ------       -----
                                                                          0          5.0%        10.0%

II.   Corporate Internal Audit Staff
      ------------------------------

      Corporate Internal Audit staff are members of the Corporate Exempt category and bonus recommendations will generally be made on that basis. Such bonus recom-mendations will be subject to approval by the Audit Committee of the Board of Directors.


III.  Award Scales(1)
      ---------------

      Huffy Company RONA vs. Plan                                                                                (REV.)
      Huffy Company EBIT vs. Plan                                   % of Targeted
      Corporate RONA vs. Plan                                       Award Earned(2)
      ----------------------------------------------------          ---------------
      A separate letter will be sent to each Huffy                                                               (REV.)
      Company with their applicable award scale.                                                                 (REV.)

                                                                    % of Targeted
      Corporate EPS vs. Plan                                        Award Earned(2)
      ------------------------------------------------------        ---------------
      The 1996 award scale is maintained by the                                                                  (REV.)
      Vice President and Controller.                                                                             (REV.)

      HSF District Gross                                            % of Targeted
      Field Profit $ vs. PP                                         Award Earned(2)
      ---------------------                                         ---------------
          Under   90%                                                     -0-
                  90                                                       25
                 100                                                      100
                 110+                                                     200

      HSF Area Gross Field                                          % of Targeted
      Margin $  vs.  PP                                             Award Earned
      ------------------------                                      ------------
          Under  90%                                                      -0-
                 90                                                        25
                100                                                       100
                110+                                                      200

                                                       % of Targeted
                                                        Award Earned
                                                        ------------

HSF District Gross Field Profit % vs. PP                                                        (REV.)
HSF Area Gross Field Margin % vs. PP                                                            (REV.)
------------------------------------
  Greater than  -1.00% below                                -0-                                 (REV.)
                -1.00           Threshold                    25                                 (REV.)
                -0.67                                        50                                 (REV.)
                -0.33                                        75                                 (REV.)
                PP%             Target                      100                                 (REV.)
                +0.5                                        133                                 (REV.)
                +1.0                                        167                                 (REV.)
                +1.5            Maximum                     200                                 (REV.)

     1. The scales are sliding. When actual performance falls between the points on the scale, it will be adjusted to the nearest 1/10th of 1% and interpolated to determine the award level.

     2. Percent of targeted award earned is used as a multiple of bonus target which varies by level of employee. Refer to Section I.

IV.  Positions Covered

     A.   Corporate Officers and Huffy Company Presidents

          Corporate Officers
          ------------------

          Chairman of the Board, President & CEO
          Vice President - Finance and CFO
          Vice President - Controller
          Vice President - General Counsel and Secretary
          Vice President - Treasurer and Director, Investor Relations

          Huffy Company Presidents
          ------------------------

          President and General Manager - Huffy Bicycle Company President and General Manager - Huffy Sports Company President and General Manager - Gerry Baby Products Company President and General Manager - Washington Inventory Service President and General Manager - Huffy Service First, Inc. President and General Manager - True Temper Hardware Company

     B.   Huffy Company Staff

          -  HBC
             ---

             V.P./G.M. - Celina
             V.P./G.M. - Farmington
             V.P. Marketing
             V.P. Controller
             V.P. Plant Operations and Logistics
             V.P. Human Resources
             V.P. Sales                                                   (REV.)

          -  HSC
             ---

             V.P. Sales and Marketing                                     (REV.)
             V.P. Controller
             V.P. Product Engineering/Quality Assurance
             V.P. Manufacturing
             V.P. Materials Management

          -  GBPC
             ----

             V.P. Sales/Marketing/Design
             V.P. Controller
             V.P. Operations and Engineering
             V.P. Human Resources
             V.P. General Manager - GWPC
             V.P. and Corporate Counsel                                   (REV.)

          -  HSF
             ---

             V.P. Operations
             V.P. Controller
             V.P. Sales/Marketing
             V.P. Human Resources

          -  WIS
             ---

             V.P. Operations
             V.P. Finance and Controller
             V.P. Technology & Information Systems
             V.P. Sales and Account Management


     -  TTH
        ---

        V.P. Sales and Marketing
        V.P. Operations
        V.P. Controller
        V.P. Human Resources
        Managing Director, TT Ireland

V.  Individual Personal Objectives
    ------------------------------

                                                            Bonus Opportunity as a % of
                                                                Actual Base Salary
                                                     ---------------------------------------
                                                        Below
                  Position                           Threshold        Threshold      Maximum
                  --------                           ---------        ---------      -------

    A.   Chairman, President & CEO                      0%               10.0%         20.0%
         -------------------------

    B.   Executive Vice President & COO                 0%                8.0%         16.0%
         ------------------------------

    C.   Corporate Officers and
         ----------------------
         Huffy Company Heads                            0%                6.0%         12.0%
         -------------------

    D.   Huffy Company Staff                            0%                3.0%          6.0%
         -------------------

    E.   Corporate Exempt
         ----------------

         1.  Positions with 700 or
             more Hay Points                            0%                3.0%          6.0%

         2.  Positions with less than
             700 Hay Points                             0%                2.0%          4.0%

For those individuals who have a portion of their bonus measured on this basis, the following implementation procedure will be used:

    1. Each individual will draw up objectives covering the calendar year based on supporting the supervisor's objectives and his own.

    2.   These objectives should have the following characteristics:

         a) Not be associated with EBIT or RONA goals in the Profit Plan. (Financial goals for such things as cost reduction or similar projects are appropriate goals.)

         b) Be as specific and as measurable as to successful attainment as possible. (A project need not be completed in the calendar year. The objective can be to obtain a specific status in the project by calendar year end.)

         c)   1)   Chairman and Executive Vice President shall each develop no more than 7 to 8 objectives.

              2) Other Corporate Officers and Huffy Company Presidents shall each develop no more than 6 objectives.

              3) Huffy Company Staff and Corporate Officer Direct Reports in positions with 700 or more Hay points and Other Corporate Exempt shall each develop no more than 3 objectives.

         d) A "degree of difficulty" should be assigned to each objective on the basis of 1 to 10.


    3. The objectives and degrees of difficulty shall be reviewed between the individual and his supervisor and agreement reached on:

                           a)   Completeness of list
                           b)   State of objectives
                           c)   Degree of difficulty

         It is the supervisor's responsibility to ensure that there is some consistency in the measurement of "degree of difficulty" among all his subordinates, and the Corporate Officer's responsibility to review for consistency in measurement of "degree of difficulty" among Huffy Company Staff personnel within his function.

    4.   Personal Objectives Schedule
         ----------------------------



         Upon Approval by           The CEO's and COO's objectives shall be communicated to
         Compensation               the Corporate Officers and Huffy Company Presidents
         Committee                  promptly following approval by Compensation Committee of
                                    the Board of Directors.


         15 days later              Corporate Officers and Huffy Company Presidents shall
                                    develop their objectives and submit them to their
                                    respective supervisor.                                        (REV.)

                                              Corporate Officers' and Huffy Company Presidents'
           10 days later                      objectives shall be approved by their respective               (REV.)
                                              immediate supervisors.  Corporate Officers and Huffy
                                              Company Presidents shall communicate their approved
                                              objectives to their respective Corporate Officer Direct
                                              Reports in positions with 700 or more Hay points
                                              ("Corporate Staff") and Other Corporate Exempt and Huffy
                                              Company Staffs ("Huffy Staff").

           30 days later                      Huffy Staff personnel shall have submitted and received        (REV.)
                                              approval of their objectives from their respective Huffy       (REV.)
                                              Company President.  Corporate Staff shall have submitted       (REV.)
                                              and received approval of their objectives from their           (REV.)
                                              respective Corporate Officer.  Other Corporate Exempt          (REV.)
                                              shall have submitted and received approval of their            (REV.)
                                              objectives from their respective Corporate Staff               (REV.)
                                              supervisor or, if applicable, supervising Corporate            (REV.)
                                              Officer.                                                       (REV.)
                                                                                                             (REV.)

      5.   Personal Objectives Results Schedule
           ------------------------------------

           First Friday in                    Corporate Staff and Other Corporate Exempt shall submit
           December                           their results for the year ending for evaluation to the
                                              appropriate Corporate Officer and immediate supervisor,
                                              respectively, and, with respect to Huffy Staff, to their
                                              Huffy Company President.

           10 days later                      Personal objective results for Corporate Staff, Other
                                              Corporate Exempt and Huffy Company Staff shall have been
                                              reviewed and have received comments as follows:
                                              - Corporate Officers shall comment to their Corporate
                                                Staff and Other Corporate Exempt, if immediately
                                                supervised.                                                  (REV.)
                                              - Supervisors of Other Corporate Exempt.                       (REV.)
                                              - Huffy Company Presidents to Huffy Staff.                     (REV.)

           10 days later                      CEO and COO provide Compensation Committee of Board of         (REV.)
                                              Directors with their results for evaluation and approval.      (REV.)

                                          Corporate Staff and Other Corporate Exempt and personnel
         5 days later                     results shall be approved by their immediate supervisors.      (REV.)
                                          Huffy Staff personnel results shall be approved by Huffy       (REV.)
                                          Company Presidents.  Corporate Officers and Huffy Company
                                          Presidents shall submit their results for the year ending
                                          to their immediate supervisor for evaluation and
                                          approval.


         Feb. 1                           The evaluation and approval of personal objectives
                                          results are to be completed.

    6. The participant shall evaluate his own performance and then submit the evaluation to his supervisor who shall review and approve the evaluation.

         This score is not binding. The supervisor shall use his judgment to arrive at a final rating. However, ONLY performance on the written objectives shall be evaluated, not performance on any other matters.

    7. Each individual shall be informed by his supervisor of his performance rating but only AFTER all approvals have been secured.

    8. Notwithstanding the foregoing, payments for personal objectives performance are expressly conditioned upon and made subject to the following base financial criteria:

   (A)   ALL CORPORATE OFFICERS, HUFFY COMPANY PRESIDENTS, HUFFY STAFF,                                  (REV.)
         CORPORATE STAFF AND OTHER CORPORATE EXEMPT.                                                     (REV.)

         A separate letter outlining the parameters of Personal                                          (REV.)
         Objectives eligibility shall be forwarded to each Huffy                                         (REV.)
         Company President and Corporate Officer.                                                        (REV.)



VI.  Implementation
     --------------

     1.  Eligibility
         -----------

         All exempt employees on the payroll on or before the first business day of the calendar year shall be eligible for consideration for a full bonus opportunity.

         Hires: Employee coming on the payroll after the first business day of the calendar year but on or before the first business day of July will be eligible for consideration for one-half the annual bonus opportunity.

              Exception:      HSF Regional Operations, District and Area
                              Managers, and eligible WIS personnel hired after January 1 of the calendar year shall be eligible for consideration for the percentage of annual bonus opportunity shown below:

                                                                 Percentage  of  Annual
                              Hire Date                            Bonus Opportunity
                              ---------                         -----------------------

                              During  1st  quarter                         75%
                              During  2nd  quarter                         50%
                              During  3rd  quarter                         25%
                              During  4th  quarter                          0%

         Transfers, Promotions or Demotions: Individuals transferred, promoted
         or demoted during the calendar year shall have bonus   opportunity as
         follows:

                                                              Calculation Based on
                                                              --------------------
                                                          Old Oppor.        New Oppor.
                                                          ----------        ----------
                                                          Old Actual        New Actual
                                                          ----------        ----------
                                                         Base Salary       Base Salary
                                                         -----------       -----------
                                                       Old. Opp. Level   New Opp. Level
                                                       ---------------   --------------
       Transferred, Promoted or Demoted
       During 1st Quarter                                  25%               75%
       During 2nd Quarter                                  50%               50%
       During 3rd Quarter                                  75%               25%
       During 4th Quarter                                 100%                0%

       Note: Non-exempt and/or hourly employees promoted to exempt positions are eligible for bonus consideration as above but only for those quarters in which they held exempt positions. Also, status changes (including transfers, promotions and demotions, but excluding new hires) for bonus eligible employees at WIS which are effective for the first pay period beginning on or after the first day of the quarter shall be treated for bonus purposes as if they were effective the first day of the quarter.

       Terminations:     To be eligible to receive the Profit Sharing payment
                         for a calendar year, an employee must be on the active payroll at the time payment for that calendar year is made OR HAVE BEEN TERMINATED DUE TO A
                         CURTAILMENT OF PRODUCTION BETWEEN JULY 1 OF THAT
                         CALENDAR YEAR AND THE DATE OF BONUS PAYMENT, HAVING MET
                         ALL ELIGIBILITY REQUIREMENTS OF THE PLAN AND HAVING
                         PERFORMED ALL DUTIES AND RESPONSIBILITIES IN AT LEAST
                         AN AVERAGE MANNER. UNDER

              THESE CIRCUMSTANCES, SUCH EMPLOYEES MUST HAVE BEEN ON THE PAYROLL AT THE BEGINNING OF THE CALENDAR YEAR IN ORDER TO QUALIFY FOR BONUS FOR THAT CALENDAR YEAR. APPROVAL OF THE CEO IS REQUIRED IN ALL SUCH CASES. EXEMPT EMPLOYEES TERMINATED DUE TO A CURTAILMENT OF PRODUCTION SHALL BE ELIGIBLE FOR BONUS OPPORTUNITY AS
              FOLLOWS:

                                                       BONUS AS PERCENT PAYMENT
              TERMINATION DATE                        OF FULL BONUS OPPORTUNITY
              JULY 1 - SEPTEMBER 30                              50%
              OCTOBER I - DECEMBER 31                            75%
              JANUARY 1 - DATE OF PAYMENT                       100%

         Death or Retirement:     Employees who retired or died during or after
                                  the calendar year for which bonus is being calculated and who met the requirement of being on the active payroll during the year will be given consideration for a bonus payment on basis of the following percentage of full bonus opportunity: retired or died in 1st Qtr - 25%; 2nd Qtr 50%; 3rd Qtr - 75%;
                                  4th Qtr - 100%.

                                  Payment for deceased employees shall be made to the beneficiary designated under the Salaried Employees Group Term Life
                                  Insurance Plan.

                                  Active payroll is defined as receiving wages
                                  (recorded on the Federal W-2 form) from the Corporation or one of the Huffy Companies. Except for those terminated or retiring or deceased employees described above, employees absent for any reason and not receiving wages (as defined above) are not considered on the active payroll.

         Exception to the eligibility requirements must be approved by the CEO at the time approval is obtained for transfer or hire.

    2.   Payment
         -------

         Except as noted below, payment for Profit Sharing shall be annual and shall occur in March of each year for the prior calendar year's results.

    3.   Calculations
         ------------

         All bonus calculations will be rounded up to the nearest $25.00 increment and the minimum bonus payment to be paid will be $125.00 per employee, provided employee is eligible for bonus and such bonus is approved.

              Definitions
              -----------

              Consolidated RONA        Profit after tax after cost of plan plus
              -----------------        tax affected interest expense divided by
                                       the twelve (12) month rolling average of total assets less current liabilities excluding all interest bearing debt.




              E.P.S.                   Earnings per common share.
              ------

              Huffy Company RONA       Earnings before interest and taxes, tax
              ------------------       affected at the current profit plan tax
                                       rate, divided by the twelve (12) month
                                       rolling average of total assets other
                                       than goodwill less current liabilities
                                       excluding all interest bearing debt.




              EBIT                     Earnings before interest and taxes.
              ----

              Actual Base Salary       Employee's actual base salary as of the
              ------------------       January 1 of the calendar year for which
                                       bonus is calculated.





              Promotion                15% upward difference in Hay points
              ---------                (see Corporate Policy 113).


              Demotion                 15% downward difference in Hay points
              --------                 (see Corporate Policy 113).


              Transfer                 A change in position with substantially
              --------                 different duties and responsibilities
                                       which does not constitute a promotion or demotion.

Distribution of This Policy
---------------------------


    Restricted to Corporate Officers, Huffy Company Presidents, Huffy Company Staff, and Corporate Officers Direct Reports in positions with 700 or more Hay points, except for Policy 701-B and 701-C which is restricted to
    Corporate Officers and President and General Manager of WIS.          (REV.)




/s/ DONALD R. SCHEICK                      /s/ RICHARD L. MOLEN
____________________________________       ___________________________________
Director, Corporate Human Resources        Chairman, President and
                                           Chief Executive Officer


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